UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing fourth quarter and year end 2005 results.

Item 7.01 Regulation FD Disclosure.

A.	Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing fourth quarter and year end 2005 results.

B.	Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended December 31, 2005.

Item 8.01 Other Events.

As indicated in the news release furnished as Exhibit 99.0 to this Current Report on Form 8-K, fourth quarter 2005 results of operations of our Financial Advisory segment, which reflects the combination of our former Prudential Securities (PSI) retail brokerage operations with those of Wachovia Securities, LLC on July 1, 2003, include expenses of $267 million related to obligations and costs we retained in connection with the contributed businesses primarily for litigation and regulatory matters, primarily to increase an accrual for estimated settlement costs related to market timing issues now under active negotiation with state and federal authorities. We are actively seeking global resolution of these issues with the Securities and Exchange Commission, the United States Attorney, District of Massachusetts, and other government and regulatory authorities, although no assurance can be given of a global resolution or separate settlements covering all or any matters under investigation or whether additional matters will be subject to investigation. Any settlement achieved can be expected to result in fines and penalties. There is no assurance our reserve for anticipated settlement costs will prove adequate. If achieved, any settlement could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

Please see our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 for further discussion of these and other litigation and regulatory matters.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.0	News release of Prudential Financial, Inc., dated February 8, 2006, announcing fourth quarter and year end 2005 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended December 31, 2005 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2006

PRUDENTIAL FINANCIAL, INC.

By:	/s/ DENNIS G. SULLIVAN
Name:	Dennis G. Sullivan
Title:	Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.0	News Release of Prudential Financial, Inc., dated February 8, 2006, announcing fourth quarter and year end 2005 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended December 31, 2005 (furnished and not filed).